          NUMBER                                              SHARES
-----------------------------                      -----------------------------

RA
-----------------------------                      -----------------------------
                                                            COMMON STOCK


                   ===========================================
                   <-<-<-            return

                                     assured
                   ===========================================
                           RETURN ASSURED INCORPORATED
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


================================================================================
THIS CERTIFIES THAT:                                           CUSIP 761305 10 1


           <-<-<-


is owner of

================================================================================


FULLY PAID AND NOT-ASSESSABLE SHARES OF COMMON STOCK OF $.000 PAR VALUE EACH OF
                           RETURN ASSURED INCORPORATED
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.






   SECRETARY                                                       PRESIDENT

         The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - ........Custodian..............
         TEN ENT - as tenants by the entireties                        (Cust)           (Minor)
         JT TEN - as joint tenants with right of                       under Uniform Gifts to Minors
                   survivorship and not as tenants
                   in common                                                    Act ...................
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

      For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------





________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________ Share

of the stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution the premises.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANCE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NOTIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.